EXHIBIT 10.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use of our report dated July 28, 2006 on the consolidated financial statements of Teryl Resources Corp. as at May 31, 2006 and 2005, and for the years ended May 31, 2006, 2005 and 2004 that are included in the Company's registration statement 20-F filing.

Vancouver, Canada	/s/ Morgan & Company

January 10, 2007	Chartered Accountants